DELAWARE GROUP EQUITY FUNDS I

Delaware Balanced Fund

Class A * Class B * Class C

Supplement to the Fund's prospectus dated December 31, 2002

The following replaces the information in the section entitled "What are the Fund's fees and expenses?" under "Profile: Delaware Balanced Fund":
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.	CLASS	A	B	C
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00[2]	1.00%[3]
	Maximum sales charge (load) imposed on reinvested dividends	none	none	none
	Redemption fees	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.65%	0.65%	0.65%
	Distribution and service (12b-1) fees[4,5]	0.25%	1.00%	1.00%
	Other expenses	0.47%	0.47%	0.47%
	Total operating expenses	1.37%	2.12%	2.12%
	Fee waivers and payments[5]	(0.04%)	(0.00%)	(0.00%)
	Net expenses	1.33%	2.12%	2.12%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[6] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS[7]	A	B	B	C	C
			(if redeemed)		(if redeemed)
1 year	$703	$215	$615	$215	$315
3 years	$980	$664	$939	$664	$664
5 years	$1,278	$1,139	$1,364	$1,139	$1,139
10 years	$2,123	$2,261	$2,261	$2,452	$2,452

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
3 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
4 The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Balanced Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%. Class B and Class C shares are subject to a 12b-1 fee of 1.00% of average daily net assets. See the Statement of Additional Information for more information.
5 The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through December 31, 2003 to no more than 0.25% of average net assets.
6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. The example reflects the net operating expense with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
7 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

This Supplement is dated July 10, 2003.